As filed with the Securities and Exchange Commission on November 21, 2003.


                                                      Registration No. 333-73169


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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                -----------------
                                 NS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                                -----------------

               KENTUCKY                                                                             61-0985936
    (State or Other Jurisdiction of                                                              (I.R.S. Employer
    Incorporation or Organization)                                                              Identification No.)

                              530 WEST NINTH STREET
                             NEWPORT, KENTUCKY 41071
    (Address, including zip code of Registrant's principal executive office)

                                -----------------

       NEWPORT STEEL CORPORATION HOURLY EMPLOYEES RETIREMENT SAVINGS PLAN
                (FORMERLY KNOWN AS THE NEWPORT STEEL CORPORATION
                  HOURLY EMPLOYEES FLEXIBLE COMPENSATION PLAN)
                            (Full title of the plan)

                                -----------------

                              THOMAS J. DEPENBROCK
                            VICE PRESIDENT, TREASURER
                           AND CHIEF FINANCIAL OFFICER
                              530 WEST NINTH STREET
                             NEWPORT, KENTUCKY 41071
                                 (859) 292-6809
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


================================================================================

        This Post-Effective Amendment No.1 is being filed by NS Group, Inc., a Kentucky corporation (the "Registrant"), and the Newport Steel Corporation Hourly Employees Retirement Savings Plan (formerly known as the Newport Steel Corporation Hourly Employees Flexible Compensation Plan) (the "Plan") for the purpose of removing from registration any shares of common stock of the Registrant and any Plan interests registered on the Registrant's Registration Statement on Form S-8 (Reg. No. 333-73169) hereunder which remain unsold as of the date hereof.


                                   SIGNATURES

        THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933 as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport, Commonwealth of Kentucky, on this 21st day of November, 2003.

                                      NS GROUP, INC.


                                      By:  /s/ Thomas J. Depenbrock
                                          --------------------------------------
                                           Thomas J. Depenbrock
                                      :    Vice President, Treasurer
                                                  and Chief Financial Officer

        THE PLAN. Pursuant to the requirements of the Securities Act of 1933 as amended, the Newport Steel Corporation Hourly Employees Retirement Savings Plan has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport, Commonwealth of Kentucky, on this 21st day of November, 2003.

                                      ADVISORY COMMITTEE


                                      By: /s/ Thomas J. Depenbrock
                                         ---------------------------------------
                                         Thomas J. Depenbrock, Member


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